©2023 GXO Logistics, Inc. NEW YORK JANUARY 12, 2023

2©2023 GXO Logistics, Inc. Legal disclaimer 2 Non-GAAP Financial Measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables included in the attached appendix. GXO’s non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”), adjusted EBITDA margin, pro forma adjusted EBITDA, pro forma adjusted EBITDA margin, adjusted earnings before interest, taxes and amortization (“adjusted EBITA”), pro forma adjusted EBITA, free cash flow, organic revenue, organic revenue growth, net leverage, net debt and return on invested capital (“ROIC”). We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, GXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures used by other companies. GXO’s non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, pro forma adjusted EBITDA margin, adjusted EBITA and pro forma adjusted EBITA include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the financial tables included in the attached appendix. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and separating IT systems. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Pro forma adjusted EBITDA, pro forma adjusted EBITDA margin and pro forma adjusted EBITA include adjustments for allocated corporate expenses and public company standalone costs. Allocated corporate expenses are those expenses that were allocated to our combined financial statements on a carve-out basis in accordance with U.S. GAAP. Public company standalone costs are estimated costs of operating GXO as a public standalone company following its spin-off from XPO, Inc. effective as of August 2, 2021 and represents the midpoint of our estimated corporate costs. We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We believe that adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, pro forma adjusted EBITDA margin, adjusted EBITA and pro forma adjusted EBITA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. We believe that organic revenue and organic revenue growth are important measures because they exclude the impact of foreign currency exchange rate fluctuations, revenue from acquired businesses and revenue from deconsolidated operations. We believe that net leverage and net debt are important measures of our overall liquidity position and are calculated by removing cash and cash equivalents from our total debt and net debt as a ratio of our trailing twelve months adjusted EBITDA. We calculate ROIC as our trailing twelve months adjusted EBITA, net of income taxes paid, divided by invested capital. We believe ROIC provides investors with an important perspective on how effectively GXO deploys capital and use this metric internally as a high-level target to assess overall performance throughout the business cycle. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating GXO’s ongoing performance. With respect to our financial targets for (i) 2023 for organic revenue growth and adjusted EBITDA and (ii) 2027 for revenue, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA CAGR, six-year organic average annual revenue growth, free cash flow and ROIC reconciliation of these non-GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non-GAAP target measures. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statements of income and cash flows, prepared in accordance with GAAP, that would be required to produce such a reconciliation. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including our 2023 financial targets for organic revenue growth and adjusted EBITDA; our 2027 financial targets for revenue, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA CAGR, six-year organic average annual revenue growth, free cash flow, ROIC and net cash balance sheet position; global outsourcing growth; outsourced eCommerce warehousing revenue growth; our expected efficiencies and investments by 2027; the anticipated cost synergies from our acquisition of Clipper Logistics; and our goals of (i) 80% global operations using LED lightning by 2025, (ii) 80% global landfill diversion rate by 2025, (iii) 50% renewable energy in global operations by 2030, (iv) reducing greenhouse gas emissions (Scopes 1&2) by 30% by 2030 vs. 2019 baseline, and (v) being 100% carbon neutral (Scopes 1&2) by 2040. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward- looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic, including vaccine mandates; economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect our financial condition and results; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers’ facilities and efforts by labor organizations to organize our employees; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; inflationary pressures; issues related to our intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; a material disruption of GXO’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the spin-off and uncertainties regarding the spin-off, including the risk that the spin-off will not produce the desired benefits; and a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance & ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

©2023 GXO Logistics, Inc.

3

4©2023 GXO Logistics, Inc. Our industry-leading combination of scale, technology and expertise enables supply chain excellence for customers all over the world.

5©2023 GXO Logistics, Inc. GXO at a glance Countries of operation 27 Warehouse locations 974 Total warehouse space (sq. ft.) ~200M Global customers >1,200 Global team members ~130K 2021 Revenue $8B 2017-2021 Organic revenue CAGR 8%1 2021 Pro forma adjusted EBITDA $633M1 2021 FCF conversion >30%1 2021 Operating return on invested capital >30%1 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information.

6©2023 GXO Logistics, Inc. Full-year 2022 and full-year 2023 outlook 2022 preliminary results 2023 preliminary outlook Revenue ~$9.0B Organic revenue growth 6-8%1 $720-730M1 Adjusted EBITDA $700-730M1 Adjusted EBITDA 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. 2. Reflects GBPUSD $1.22, EURUSD $1.06 and ~$70M headwind from pension income and FX

7©2023 GXO Logistics, Inc. We solve complex supply chain problems for the world’s largest companies. ~10x Return on investment through lower costs, higher revenues and faster inventory turnover ~50% Reduction in variable warehousing costs Customer benefits

8©2023 GXO Logistics, Inc. We’re focused on the center of global supply chains. Contractual pricing model Warehouse Transport End consumerTransportShipper Supply/demand-driven pricing model Supply/demand-driven pricing model

9©2023 GXO Logistics, Inc. We design and operate state-of-the-art warehouses, enabled with the latest technologies. Unload Put away Store Pick Pack Load Automated guided vehicles Scanners and loading robots Product identification scanners Advanced software and automation platform Unmanned aerial vehicles Palletizers and automated vehicles Automated storage and retrieval systems Cobots Item picking robots Vision technology

10©2023 GXO Logistics, Inc. Our path to growth 1 2 Capitalizing on a massive and rapidly growing market opportunity Leveraging The GXO difference to gain share and deliver outsized top- and bottom-line growth

11©2023 GXO Logistics, Inc. A massive and rapidly growing market opportunity 2021 2027 TAM $456 billion1 TAM $660 billion1 $146 billion1 Outsourced market $231 billion1 Outsourced market $8 billion GXO Revenue ~$17 billion Anticipated GXO Revenue +45% +58% +115% 32% outsourced 35% outsourced GXO market share gain of outsourced market ~200bps 1. Based upon third-party research

12©2023 GXO Logistics, Inc. “The GXO Difference” Industry-leading automated solutions that use scalable and agile technology to address customer needs at the right return. Leading market positions throughout North America and Europe, with the ability to serve multinational customers across our core verticals. Long-term relationships with customers, rooted in collaboration and continuous value creation. Our Global scale Our Trusted expertise Our Technology advantage1 2 3

GXO tomorrow: 2027 guidance[1]

at constant 2021 FX

~$17B[1]
Revenue

8-12%[2]
6-year organic average annual revenue growth range

~$1.6B[12]
Adjusted EBITDA

30%+[2]
FCF conversion

30%+[2]
Operating ROIC

~17%[2]
Adjusted EBITDA CAGR

GXO INVESTOR DAY

1. 2027 Revenue of ~$17B EBITDA of ~$1.6B is based on FX rates of 1.38 and 1.18, 2027 Revenue would be ~$16B and EBITDA would be ~$1.5B at FX rates of 1.22 and 1.06

2. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information.

©2023 GXO Logistics, Inc.

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Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance & ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY
©2023 GXO Logistics, Inc.
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15©2023 GXO Logistics, Inc. GXO has consistently outperformed the industry 3%2 4%2 6%2 8%1 Physical product revenue Warehousing market revenue Outsourced warehousing market revenue GXO organic revenue growth Growth CAGR 2017-2021 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. 2. Based upon third-party research

Our path to 8-12% annual organic revenue growth by 2027

Key drivers of GXO 2021-2027 organic revenue growth


Outsourced warehousing market tailwinds[1]
The GXO Difference
8-12%[2]
2-4%
~2%
~1%
~1%
2- 4%
Economic demand
Outsourcing
eCommerce
Increased supply chain resilience
Scale, technology and expertise
GXO organic revenue growth

GXO INVESTOR DAY

1. Based upon third-party forecasts
2. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information.

©2023 GXO Logistics, Inc.

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17©2023 GXO Logistics, Inc. GXO Outsourced Yet to be outsourced Secular tailwind #1: Outsourcing1 Global outsourcing growth 2021-2027 GXO’s 2021 market share: 5.4% ~2.0% Annual incremental revenue growth Significant room for outsourcing to grow 1. Based upon third-party forecasts 56% 18% 39% 13% 39% 0 50 100 150 200 Other Tech & consumer electronics Industrial and manufacturing Food & beverage Omnichannel retail & consumer packaged goods GXO core verticals Outsourced Yet to be outsourced

18©2023 GXO Logistics, Inc. Structural tailwind #2: eCommerce1 0% 5% 10% 15% 20% 25% 30% 2017 2027 ~3X ~6X eCommerce penetration of retail spending1 ~1X Revenue multiplier Outsourced eCommerce warehousing revenue growth 2021-2027 GXO’s 2021 market share: 5.4% ~1.0% Annual incremental revenue growth Wholesale and retail: Pallet in → pallet out eCommerce: Pallet in → single parcel out Reverse logistics: Different parcels in → uniform singles out Revenue multiplier Revenue multiplier 1. Based upon third-party research

Structural tailwind #3: Supply chain resilience

Higher levels of **inventory** to ensure product **availability** and **safeguard supply chains** and **production** lines

Global trade **rebalancing likely** due to **nearshoring** and re-shoring

~$3.5T[1] of global trade could move to new countries before 2027

→

Each 1% of trade that moves to Europe and North America represents a **$1B** warehousing opportunity[1]

+

Impact of estimated **3-4% increase**[1] in just-in-case inventories

=

~1.0%

Annual incremental revenue growth

GXO INVESTOR DAY

1. Based upon third-party forecasts

©2023 GXO Logistics, Inc.

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Our path to 8-12% annual organic revenue growth by 2027

Key drivers of GXO 2021-2027 organic revenue growth



Outsourced warehousing market tailwinds[1]
The GXO Difference
2-4%
~2%
~1%
~1%
2- 4%
8-12%[2]
Economic demand
Outsourcing
eCommerce
Increased supply chain resilience
Scale, technology and expertise
GXO organic revenue growth

GXO INVESTOR DAY

1. Based upon third-party forecasts
2. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information.

©2023 GXO Logistics, Inc.

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Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance & ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

©2023 GXO Logistics, Inc.

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The GXO Difference: Why customers choose GXO

We have a unique understanding of customer challenges and provide tailored solutions to address them.

Our Technology advantage

- **>30%** of revenue from tech-enabled warehouses, vs. market at ~8%[1]
- **~7,600** pieces of technology operational in customer sites globally
- Site-level automation can drive **~80%** staff training time reduction

Our Global scale

- **27** countries of operation
- **974** sites around the world
- **~200M** total warehouse square footage globally
- **~130K** team members

Our Trusted expertise

- **15-year** average tenure with top 20 customers
- Decades of experience partnering with **blue-chip customers**
- **>95%** of revenue retained each year

GXO INVESTOR DAY

1. Based upon third-party research

©2023 GXO Logistics, Inc.

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23©2023 GXO Logistics, Inc. The GXO Difference: Our technology advantage GXO’s market share increases with automation 0% 10% 20% 30% 40% 50% Industrial & manufacturing Food & beverage Omnichannel retail & CPG Tech & consumer electronics % of revenue automated Market share 1. Based upon third-party research 1

The GXO Difference: Our global scale

84%[1]
of revenue comes from customers working with GXO on **more than one site.**

52%[1]
of revenue comes from customers working with GXO in **more than one country.**

100%
of GXO's focus is on contract logistics – making us **agile**, **focused** and **customer centric**.

GXO is the only pure-play provider with global scale.

% of revenues from contract logistics of top-5 market participants[2]


100%
33%
19%
17%
14%
GXO
Competitor A
Competitor B
Competitor C
Competitor D

2021 revenue vs. pure-play peers[2]


GXO
Competitor 1
Competitor 2
Compeitior 3
Competitor 4

#1 in:
- UK
- Netherlands

#2 in:
- US

#3 in:
- France
- Spain
- Italy

GXO INVESTOR DAY

1. Excludes Clipper acquisition
2. Peers include: Deutsche Post, Kuehne & Nagel, Ryder, CMA-CGM, ID Logistics, Wincanton, Elanders

©2023 GXO Logistics, Inc.

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25©2023 GXO Logistics, Inc. The GXO Difference: Our trusted expertise Executive-led engagement Unmatched depth of industry knowledge Proven implementation playbook

26©2023 GXO Logistics, Inc. An American multinational client initially came to GXO looking for a DC Optimization project. After a successful initial project, our relationship with the client has expanded through many innovative new projects to optimize their supply chain network. The GXO Difference in action DC Optimization – Becoming the customer 2009 Transportation optimization 2010 Integration of DTC and retail store fulfillment 2011 Improving Customer Experience - OOBE 2012 Retail velocity 2013 Omnichannel multi-DC fulfillment 2014 Increased velocity and optimized parcel 2015 Integration of flagship stores 2016 Infrastructure to enable multi-brand eCommerce 2017 GXO Direct 2018 Goods-to-person automation 2019 Retooled network/ supply chain 2020 Retail/ eCommerce Network Alignment 2021 Customer engagement Revenue

27©2023 GXO Logistics, Inc. Before GXO After GXO Improved revenue performance Improved inventory efficiency Lower warehousing costs Base margins The GXO Difference drives shareholder value Higher customer retention drives higher GXO revenues and margins >10x Customer ROI GXO enables customers to realize higher margins…1 …creating a flywheel effect. 1 Illustrative example based upon sample of GXO contracts.

Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance & ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY
©2023 GXO Logistics, Inc.
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29©2023 GXO Logistics, Inc. Our automation leadership drives new business wins. 1. As at 3Q 2022 2. Based upon third-party research +0 +20 +40 +60 +80 +100 +120 2018 2019 2020 2021 GXO cumulative market share gains (bps)2 Our continuous investment in technology underpins our market share gains. 0% 5% 10% 15% 20% 25% 30% 35% 40% GXO Market GXO leads industry automation levels % revenue automated % revenue from adaptive technology 34%1 ~8%2 29%1

30©2023 GXO Logistics, Inc. We create enormous value for our customers.1 ~50% Reduction in variable costs ~60% Reduction in inventory wastage Better customer outcomes = faster growth and higher margins. ~10% Improved order accuracy 1. Illustrative example based upon sample of GXO contracts.

31©2023 GXO Logistics, Inc. The three components of GXO’s technological advantage 3) Software 1) Large-scale automation Expertise: Industry leader in automated sites Differentiation: Composite solutions based on multiple providers 2) Adaptive technology Expertise: Scalable network effects; greenfield and retro-fit opportunities Differentiation: Purchasing scale provides material cost advantages Expertise: Ability to scale learnings across solutions and verticals provides a superior customer proposition Differentiation: Flexibility of customer integrations ©2023 GXO Logistics, Inc.

Automation: We're an industry leader in large infrastructure automation

By the numbers[1]

- Project capex
  $10M-$50M
  on automation alone
- Startup time
  12-18 months

GXO's advantages

1. Large infrastructure designed and built from day one, with majority of warehouse processes automated
2. Track record of standing up more automated warehouses than any other 3PL
3. Ability to leverage scale, software expertise and hardware knowledge to provide the best customer benefits in the shortest time period

Customer benefits[1]

>50% reduction in cost per unit

Goods-to-person results in **4x productivity increase** vs. manual processes

~50% improvement in inventory efficiency

GXO INVESTOR DAY

1. Illustrative example based upon sample of GXO contracts.

©2023 GXO Logistics, Inc.

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Adaptive Tech: Our modular technology solutions optimize operations, reduce costs and improve safety

By the numbers

Project capex[1]
$400-$40K

Startup time
days to weeks

~7,600
pieces of adaptive technology in operation at the end of 4Q 2022

GXO's advantages

1. Small, flexible technology that can be retroactively fitted and focused on a specific warehouse process
2. Replicable across sites, driving continuous improvement
3. GXO gains a **>50% discount**[1] vs. retail prices on modular adaptive technology

Customer benefits[1]

Machine vision tech drives an **~8% increase** in processing speed vs. manual processes

Cobots drive a **>2x increase** in productivity vs. manual processes

GXO INVESTOR DAY

1. Illustrative example based upon sample of GXO contracts.

©2023 GXO Logistics, Inc.

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34©2023 GXO Logistics, Inc. Software: Customizable proprietary solutions and third- party integrations make it easy to manage customer data Scaled cloud infrastructure, providing customers a more resilient service Project capex $80K-$10M Startup time 4 weeks- 12 months 6x software complexity level of highly automated facilities GXO’s advantages Customer benefits By the numbers1 Improved speed to market and ability to start up new customers on the GXO platform Expertise across more processes and system/automation integrations than any other player 1 2 3 Scalable across, geographies, verticals and processes 4 More resilient warehouse performance Ability to incorporate a wider range of automation and tech to meet customer needs Implementation of new automation and warehouse startups reduced from months to weeks 1 2 3 Ability to support customer ambitions globally via repeatable system integrations 4 1. Illustrative example based upon sample of GXO contracts.

35©2023 GXO Logistics, Inc.

36©2023 GXO Logistics, Inc. Warehouse transformation drives productivity improvements Storage Inbound staging Picking Packing & sortation Outbound staging 2-3x Productivity benefits achievable by stage 4x 2-3x 2-4x 2x

Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance and ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

©2023 GXO Logistics, Inc.

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38©2023 GXO Logistics, Inc. GXO Europe overview $221 billion 2021 TAM1 1. Based upon third-party research

39©2023 GXO Logistics, Inc. Our core verticals 0 2 000 4 000 6 000 8 000 10 000 12 000 14 000 16 000 18 000 2021 Omnichannel retail & CPG Food & beverage Industrial & manufacturing Tech & consumer electronics Other 2027 GXO revenue drivers to 2027 $m

40©2023 GXO Logistics, Inc. Our core verticals 0 2 000 4 000 6 000 8 000 10 000 12 000 14 000 16 000 18 000 2021 Omnichannel retail & CPG Food & beverage Industrial & manufacturing Tech & consumer electronics Other 2027 GXO revenue drivers to 2027 $m

41©2023 GXO Logistics, Inc. 2021 2027 Outsourced TAM Vertical overview: Omnichannel retail & CPG ~9%1 GXO 2021 market share ~39%1 % TAM outsourced 2021 By the numbers today Market opportunity ($B)1 46 119 70 1666% CAGR 7% CAGR $3.9B GXO 2021 revenue 7% CAGR1 Outsourced revenue 2021-2027 1. Based upon third-party research

Market overview: Omnichannel retail & CPG

Key drivers & opportunities

- eCommerce penetration rising to 29.2% by 2027, vs. 19.7% in 2021[1]
- eCommerce warehousing revenue multiplier: 3x activity vs. wholesale facilities
- Increased adoption of automation to handle high-volume, high-velocity warehouses
- Reverse logistics: More eCommerce items are returned, while outsourcing of reverse logistics is less developed than wider contract logistics

Market challenges

~40%[1]
Inventory discounted by retailers

~30%[1]
eCommerce items returned

~25%[1]
Returned items sent to landfill



GXO INVESTOR DAY

1. Based upon third-party research

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The GXO Difference: Omnichannel retail & CPG

Technology

Necessary breadth of product offering and speed to market necessitate automation

Customer financial performance linked to efficient inventory management

34% of 3Q 2022 revenue automated

>50% reduction in variable warehousing costs[1]

Scale

~$4B of 2021 revenue

252 sites around the world[2]

+2-6pts of EBITDA margin[1]

Expertise

>40 years of experience

Leader in reverse logistics capabilities

Flexible offering via GXO Direct

Strong ESG credentials

Ability to share learnings across GXO's portfolio of sites

~50% reduction in inventory per product line[1]

GXO INVESTOR DAY

1. Illustrative example based upon sample of GXO contracts.
2. Excludes Clipper acquisition

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44©2023 GXO Logistics, Inc. GXO in action: eCommerce apparel GXO solution Situation ▪ Large global apparel customer ▪ Existing warehousing solution resulted in orders with long lead times, causing consumers to order from wholesale channels – which, in turn, reduced the customer’s margins. Case Study GXO impact on apparel retailer: 40% reduction in inventory per SKU 34% reduction in variable costs 45% increase in Net Promoter Score ▪ GXO reduced variable costs through cobot implementation and mezzanine extension, allowing for an additional SKU range. ▪ Returns processing time reduction to 48 hours, down from one week, coupled with next-day delivery, drove Net Promoter Score improvement. ▪ As a result of these outcomes, the customer subsequently awarded GXO a site in North America.

45©2023 GXO Logistics, Inc. ▪ The average eCommerce apparel company has approximately 1/3 of products returned. ▪ Processing costs can be prohibitive, resulting in ~25% of returned products ending up in a landfill. 1. Based on an illustrative example assuming all returned product is resold at full price ▪ Accelerate processing to offer products for re-sale as soon as possible. ▪ Reduce the cost of handling, remove errors and drive faster inventory turnover. ▪ Offer repair services. GXO in action: Reverse logistics GXO solution Situation Case Study GXO impact on returns: 96% of returns resold, avoiding landfills 28% increase in revenue from returned product 60% increase in gross profit from returned product 1 1 >

46©2023 GXO Logistics, Inc. By the numbers today Market opportunity ($B)1 Vertical overview: Food & beverage ~10%1 GXO 2021 market share $1.3B GXO 2021 revenue 9% CAGR1 Outsourced revenue 2017-2021 ~13%1 % TAM outsourced 2021 2021 2027 Outsourced TAM 112 157 14 23 6% CAGR 9% CAGR 1. Based upon third-party research

47©2023 GXO Logistics, Inc. ▪ Focus on reducing food waste and inefficiency ▪ Continued customer focus on costs ▪ Rising outsourcing as complexity increases ▪ Historically labor-intensive industry Market challenges Market overview: Food & beverage Key drivers & opportunities ~3%1 of sales spent on warehousing by average food & beverage company ~4%1 product wastage at average food & beverage company 1. Based upon third-party research

The GXO Difference: Food & beverage

Technology	Scale	Expertise
Homogenous product offering enables high degree of automation Technology improves accuracy of processes, reducing variable costs 18% of revenue automated	>$1B 2021 revenue 153 sites around the world[2]	25 years of experience Leader in reverse logistics capabilities Strong ESG credentials Ability to share learnings across GXO's portfolio of sites

>50% reduction in variable warehousing costs[1]

>60% reduction in inventory wastage within the warehouse[1]

+~2pts of EBITDA margin[1]

GXO INVESTOR DAY

1. Illustrative example based upon sample of GXO contracts.
2. Excludes Clipper acquisition

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49©2023 GXO Logistics, Inc. ▪ GXO combined all warehousing into one fully automated facility. ▪ Highly automated solution reduced variable costs and improved picking accuracy. ▪ Improved inventory management drove faster turnover of certain product lines, and inventory accuracy in others. ▪ Customer facing rising costs due to an inflationary environment ▪ Multiple small, entirely manual, warehouses ▪ Order inaccuracy and stock shrinkage contributing to margin drag 1. Measured by Daily units handled GXO in action: Global food group GXO solution Situation Case Study GXO impact on global food group: 60% reduction in variable costs 150% increase in productivity1 1.5% improvement in order accuracy 67% reduction in inventory wastage

Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance and ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

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51©2023 GXO Logistics, Inc. GXO Americas and Asia Pacific Overview $235 billion 2021 TAM1 1. Based upon third-party research for North America only

52©2023 GXO Logistics, Inc. 2021 2027 Outsourced TAM By the numbers today Market opportunity ($B)1 Vertical overview: Industrial & manufacturing 174 264 68 108 7% CAGR 8% CAGR ~1%1 GXO 2021 market2 share $1.0B GXO 2021 revenue 8% CAGR1 Outsourced revenue 2017-2021 ~39%1 % TAM outsourced 2021 1. Based upon third-party research 2. Encompasses sub-verticals such as aerospace, energy, construction, automotive and manufacturing

Market overview: Industrial & manufacturing

Key drivers & opportunities

- Stringent regulatory requirements
- Inflationary pressures
- System complexity
- Supply chain complexity
- Nearshoring

Market challenges

3-24 months[1]
manufacturing lead times create duration mismatch between fast-moving end-market demand and slower-moving supply chains

>10,000[1]
components parts sourced from supply chain

~10%[2]
inventory inaccuracy



GXO INVESTOR DAY

1. Based upon the aerospace and automotive industries
2. Illustrative example based upon sample of GXO contracts

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The GXO Difference: Industrial & manufacturing

Technology	Scale	Expertise
Improves process accuracy Drives real estate efficiency through denser storage and faster inventory turnover 6% of revenue automated	~$1B of 2021 revenue 164 sites around world[2]	15 years of experience Software capabilities help customers plan and procure more efficiently across complex supply chains Ability to work in a highly regulated environment

50% reduction in variable warehousing costs[1]

+1-2pts of EBITDA margin[1]

GXO INVESTOR DAY

1. Illustrative example based upon sample of GXO contracts.
2. Excludes Clipper acquisition

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55©2023 GXO Logistics, Inc. ▪ GXO deployed industrial and facility engineers, IT personnel, program management and other resources to develop an inline system of storing, picking and kitting of standards (fasteners) to meet increased demand. ▪ GXO deployed various automation, including Vertical Lift Modules, to reduce the warehousing space. ▪ GXO also deployed cobots, driving higher labor productivity and process accuracy. ▪ Given the success of the GXO solution, we’ve secured further contracts with the customer. ▪ A major aerospace customer asked GXO to help reduce their overall footprint, increase efficiency and improve overall quality while maintaining just- in-time delivery and inventory accuracy. GXO in action: Aerospace manufacturer GXO solution Situation Case Study GXO impact on customer: 3x improvement in picking efficiency 60% reduction in labor needs 70% space requirement

56©2023 GXO Logistics, Inc. 2021 2027 Outsourced TAM By the numbers today Market opportunity ($B)1 ~22%1 GXO 2021 market share $1.1B GXO 2021 revenue 11% CAGR1 Outsourced revenue 2017-2021 ~18%1 % TAM outsourced 2021 Vertical overview: Tech & consumer electronics 27 40 5 9 7% CAGR 11% CAGR 1. Based upon third-party research

Market overview:
Tech & consumer electronics

Key drivers & opportunities

- Unattractive retail economics of dealing with electronic returns
- Rising outsourcing as complexity increases
- Nearshoring
- Reverse logistics and e-Waste

Market challenges

~$25B[1]

of capital tied up in ~300M returned cellphones annually in Europe and North America

Only 17%[1]

of electronic waste is formally collected and recycled due to unfavorable economics



GXO INVESTOR DAY

1. Based upon third-party research

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58©2023 GXO Logistics, Inc. The GXO Difference: Tech & consumer electronics Technology Scale Expertise ~30% reduction in variable warehousing costs1 +1-2pts Highly automated solutions allow more efficient processing, reducing costs and raising sales prices and margins – optimizing the economics of refurbishing 46% of revenue automated >$1B of 2021 revenue 99 sites around world2 19 years of experience Reverse logistics capabilities Certifications from major consumer electronics brands to process new and returned products of EBITDA margin1 1. Illustrative example based upon sample of GXO contracts. 2. Excludes Clipper acquisition

59©2023 GXO Logistics, Inc. GXO in action: Tech & consumer electronics GXO solution Situation Case Study GXO impact on customer: 35% Reduction in variable costs 89%1 Reduction in emissions for each re-used item ▪ By leveraging data and applying consistent testing processes, GXO maximizes the resale value of refurbished electronics by prioritizing the most profitable items first. ▪ GXO’s solution improves the economics of refurbishing handsets by reducing variable costs of handling the items within the warehouse. ▪ Long-term GXO customer was seeing a high return rate on consumer electronics products. ▪ Cost of processing the items was high, and the failure to manage returns was generating e-waste and emissions. ▪ Attractive profit pool if the process could be managed efficiently. 1. Based upon third-party research

Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance and ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

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Environmental

30%
GHG emissions (Scopes 1&2) reduction by 2030 vs. 2019 baseline

80%
Global landfill diversion rate by 2025

100%
Carbon neutral (Scopes 1&2) by 2040

80%
Global operations using LED lighting by 2025

50%
Renewable energy globally by 2030



Social

Being an **employer of choice** and creating a **safe workplace** is critical to reducing turnover and increasing productivity.



Governance

- **Global Risk Committee** enhances Enterprise Risk Management (ERM)
- **'Speak Up'** program
- **Cybersecurity** controls and operating processes align to **ISO27001**
- **Board of Directors** is 50% **female** and 75% **independent**

AMERICA'S MOST RESPONSIBLE COMPANIES 2022 Newsweek statista

MSCI ESG RATINGS AA

CCC	B	BB	BBB	A	AA	AAA

THE USE BY GXO OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES ("MSCI") DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF GXO BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED 'AS-IS' AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

GXO INVESTOR DAY

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62©2023 GXO Logistics, Inc. ESG guides our business Investors Employees Customers The majority of our employees are highly satisfied with their jobs as of our Q4 global pulse survey. Industry-leading safety record Grow at GXO participation driving ~10% increase in retention 7 inclusion-based Business Resource Groups launched in 2022 Continued expansion of ESG Ambassador program

63©2023 GXO Logistics, Inc. The GXO Difference: ESG creates more value for customers One site powered by solar also provides over 7,600 MWh of energy back to the grid per year, and total CO2e savings of 5,620 tons annually. Reduction of packaging at one fashion retailer site resulted in annual reductions of: ▪ Transportation cost by 27%, and ▪ CO2e of 2.7 tons. We’re operating multiple zero-waste sites, with our first undergoing certification by Green Buildings Certification International. We’re driving a 58% reduction of net emissions and $12- 13M in savings starting in 2023 by managing distribution for a global technology provider. We’ve reduced the volume of plastic pallet shrink wrap across numerous sites, completely offsetting plastic tax costs and driving additional savings for UK customers. 1 2 3 4 5

Enabling the circular economy



Manufacture & Production
B2B & B2C Distribution
The circular economy
GXO operates here
Returns
Cleaning, Reprocessing, Repair, Refurbishment, Recycling Collection
B2B & B2C Re-distribution

Our impact:

$30K and 440+ tons CO2e

costs saved and emissions avoided when helping a customer convert expired medical gowns into grocery bag totes

47.7 tons

polyethylene waste captured for recycling on behalf of an Italian luxury fashion brand in 2022

~30.4 tons

materials refurbished by GXO employees since 2019 for a major US home appliance manufacturer

>550K

electronic items refurbished or recycled in 2022 through legacy Clipper operations alone







GXO INVESTOR DAY

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Our agenda today



Malcolm Wilson
Chief Executive Officer

GXO investment highlights



Mark Manduca
Chief Investment Officer

Market and GXO revenue growth



Bill Fraine
Chief Commercial Officer

The GXO Difference



Marv Cunningham
Chief Operating Officer - Americas & Asia Pacific

GXO's technology advantage



Richard Cawston
President - Europe

Business overview & key verticals



Eduardo Pelleissone
President - Americas & Asia Pacific

Business overview & key verticals



Meagan Fitzsimmons
Chief Compliance and ESG Officer

How GXO wins with ESG



Baris Oran
Chief Financial Officer

Drivers of shareholder value creation

GXO INVESTOR DAY

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66©2023 GXO Logistics, Inc. Key drivers of GXO’s organic value creation Adjusted EBITDA1 ~$1.6B 1 High-quality growth through contracts that are resilient and cash-generative, and provide high returns 2027 outlook Pro forma adjusted EBITDA1 $0.6B 2021 results 2 Driving productivity, at the site level and in overall support structure 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. CAGR 17% Revenue ~$17B 6-year organic average annual revenue growth range1 8-12% Revenue $8B 2027 outlook2021 results

High-quality growth: Diversified, contracted, blue chip

Resilient, duration-matched contractual relationships	Pricing driven by contractual relationships, not supply /demand	Diversified verticals, customers and geographies	Blue-chip, investment-grade customer base

~5-year average remaining lease length[1]

~5-year average contract length[2]

No customer represents more than **4%** of revenues[2]

Vast majority of our top 100 customers with credit ratings are investment grade[2]

GXO works with **~30** of the Fortune 100[2]

GXO INVESTOR DAY

1. Based on FY 2021
2. Based on 3Q 2022

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Resilient contracts generate predictable cashflows and returns

~45% of revenue[1]

Open-book contracts:

- Cost-plus structure where all costs are passed through to customers with a mark-up
- Lower initial investment boosts operating return on invested capital, while EBITDA margins stay broadly fixed regardless of macro volatility



Two Contract types

~55% of revenue[1]

Hybrid closed-book contracts:

- Partly cost-plus and partly fixed price
- Revenues matched to costs to protect margins from volume moves, with additional protection via inflation pass-through mechanisms
- Generally drive higher EBITDA margins and upside potential than open-book contracts

Creating attractive economics for GXO

Long-term, predictable revenues with average contract duration of 5 years[2]

Margins protected by inflation pass-through mechanisms

>30% return on operating invested capital[3] with rigorous investment criteria

Resilient cashflows as a result of balanced risk-taking

GXO INVESTOR DAY

1. Based on 3Q 2022
2. Based on FY 2021
3. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information

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Example: Open-book contract[1]

Revenue

Variable revenue

\+ Fixed revenue

\+ Mark-up

Total = ~100

Costs

Variable costs

\+ Fixed[2] Costs

Total = ~93

EBITDA

Margin on variable costs — 0

\+ Margin on fixed costs — 0

\+ Margin on mark-up or fixed fees

EBITDA = ~7

Open-book volume sensitivity

Volumes	**-5%**	**0%**	**+5%**
Revenue	**-3.7%**	**0%**	**+3.7%**
EBITDA margin	**+0-20bps**	**-**	**-0-20bps**

Benefits

- Open-book margins are resilient to drops in activity, with all costs passed through to the customer with a mark-up.
- Margins stay broadly fixed; profitability is protected, regardless of the macro environment.
- Lower initial upfront cost boosts return on invested capital, while EBITDA margins are lower than hybrid-closed book contracts due to lower depreciation expense.

Mark-up model: Full variable cost base; margins remain constant irrespective of volumes.

Fixed-fee model: Slight margin expansion as volumes contract; slight margin contraction as volumes increase.

[1] Example is based on an illustrative contract and the analysis excludes any impact of seasonality. This is not representative of all contracts
[2] Excludes depreciation.

GXO INVESTOR DAY

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Example: Hybrid closed-book contract[1]


Revenue
Variable revenue
+ Fixed revenue
Total = 100
Costs
Variable costs
+ Fixed[2] Costs
Total = ~90
EBITDA
Margin on variable costs
+ Margin on fixed costs
EBITDA = ~10

Hybrid closed-book contract volume sensitivity

Volume	**-5%**	**0%**	**+5%**
Revenue	**-3.8%**	**0%**	**+3.8%**
EBITDA Margin	**-30bps**	**-**	**+30bps**

Benefits

- Fixed and variable revenue closely matched to fixed and variable costs to protect margins from volume moves.
- Inflation escalators are included to pass through costs to the end customer.
- Higher depreciation expense due to higher upfront costs than open-book contracts, but also greater upside potential via contract outperformance.
- Continuous, tech-driven operational improvements boost margins throughout the life of the contract.

GXO INVESTOR DAY

[1] Example is based on an illustrative contract and the analysis excludes any impact of seasonality. This is not representative of all contracts
[2] Excludes depreciation.

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Project-based >30% operating return on invested capital[1]

Open-book

Revenue	~100
- Fixed and variable costs	
EBITDA	~7
- Depreciation	~1
EBITA	~6
- Tax	~1
NoPat	~5
Average PP&E	~3
+ Working Capital	~8
Invested Capital	11

Return on invested capital = ~40%

Hybrid closed-book

Revenue	~100
- Fixed and variable costs	
EBITDA	~10
- Depreciation	~4
EBITA	~6
- Tax	~1
NoPat	~5
Average PP&E	~9
+ Working Capital	~8
Invested Capital	17

Return on invested capital = ~30%

ILLUSTRATIVE

Benefits

- Hybrid-closed book contracts have higher EBITDA margins than open-book contracts, reflecting higher upfront capital expenditure.
- Both contract types have similar EBITA margins.
- Reflecting the lower capital investment, open-book contracts have a higher return on invested capital.
- For both contract types, GXO targets a minimum floor of 30% average return on invested capital.

[1]This is based on illustrative contracts assuming five-year contract length, three-year payback on PP&E investment, receivable terms of 60 days and payment terms of 30 days. This is not representative of all contracts.

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72©2023 GXO Logistics, Inc. 2027 Adjusted EBITDA outlook: Growth and efficiency 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. 2. Based on GBPUSD of $1.22 0 200 400 600 800 1 000 1 200 1 400 1 600 1 800 2021 Core growth Automation and value- added services Adaptive technology Central procurement and support function productivity Clipper synergies Pension income 2027 $633M ~$1.6B 8% Pro forma adjusted EBITDA margin1 ~9% adjusted EBITDA margin1 ~$1.5B at $1.22 GBPUSD and $1.06 EURUSD ~$730M ~$140M ~$60M2~$30M ~$45M2

Adjusted EBITDA growing faster than revenue[1]

Automation & reverse logistics

Higher incremental margins on revenue growth (>9%) from 2021-2027, reflecting a higher level of automation and focus on higher-margin value-added services.

>9% EBITDA margins on revenue growth

Adaptive technology

~$30M EBITDA uplift from retro-fit opportunities for ~$60M investment (>30% ROIC).

~$30M EBITDA uplift by 2027

Central efficiencies

$60M uplift via optimization of:

- HR, finance and IT activities
- IT delivery model

~$60M EBITDA uplift by 2027

Clipper cost synergies

Combine UK support functions, with major savings in procurement, IT and support functions.

~£36M EBITDA uplift by 2025

GXO INVESTOR DAY

1. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information.

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2027 Adjusted EBITDA margin outlook:
Automation and mix



GXO % of automated revenue
Majority of new contracts to be automated:
~40%
Dilutive effect on automation penetration from Clipper acquisition
32%
2021
2022
2023
2024
2025
2026
2027

GXO to drive margins on revenue growth by focusing on differentiated and higher-value-add segments such as:

- Automation
- Reverse logistics
- Other value-added services (including focus on consumer proximity)

Automated contracts have +200bps margins on average.

GXO INVESTOR DAY

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75©2023 GXO Logistics, Inc. 2027 Adjusted EBITDA margin outlook: Central efficiencies ~$60M of efficiencies expected by 2027 Economies of scale available for a larger pure-play contract logistics player: 1) Centralized approach to IT software, hardware and data center procurement 2) Standardized operating structures across verticals and focus on automating replicable processes Investment required to deliver savings: 1) Investment of ~$80M expected from 2023 2) Exceeding GXO payback target of >30% return on invested capital 3) Streamlining processes in administrative functions such as payments and accounting 4) Global scale advantages across support functions

76©2023 GXO Logistics, Inc. £36M of cost synergies expected within three years, following £30M of investment. 2027 Adjusted EBITDA margin outlook: Clipper synergies GXO also sees revenue synergy opportunities from cross-selling opportunities into new customers, geographies, verticals and services. This is an earnings- and cash-flow-accretive deal, reflecting asset-light business model and low cost of financing. 1) Combining the UK support functions of Clipper and GXO and removing costs such as Clipper public company costs 2) Leveraging the support functions and infrastructure across the combined GXO and Clipper Continental European operations 3) Improving procurement and maintenance practices across the businesses 4) Other cost and procurement savings Source of cost synergies Combining UK support functions Leveraging support functions and infrastructure Procurement and maintenance Other cost and procurement savings

77©2023 GXO Logistics, Inc. 0 25 50 75 100 EBITDA Interest Tax and other Maintenance capex FCF before growth investment Growth capex Working capital FCF Adjusted EBITDA → Free cash flow >$2B1 2021-2027 cumulative free cash flow ~30%1 FCF conversion by 2027 ~30% FCF conversion ~60% FCF conversion (ex-growth investments) 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information.

78©2023 GXO Logistics, Inc. -0.5x 0.0x 0.5x 1.0x 1.5x 2.0x 0 500 1000 1500 2000 2500 2021 2022 2023 2024 2025 2026 2027 Cumulative cash balance Net debt/EBITDA Balance sheet financial flexibility: >$2B of balance sheet capacity by 2027 >$2B deployable balance sheet capacity by 2027 Cash generation drives balance sheet optionality 1. Refer to the ‘Non-GAAP Financial Measures’ section on slide 2 and Appendix for related information. Q3 2022: 2.1x net debt/ Adjusted EBITDA1 2027 outlook: net cash balance sheet position 2021: $333M cash Net cash Net debt

79©2023 GXO Logistics, Inc. Capital allocation 1 2 3 Accelerate organic growth Invest in high-return retrofit adaptive technology and productivity Opportunistically pursue accretive bolt-on M&A, and return excess free cash flow to shareholders

80©2023 GXO Logistics, Inc. GXO: Growth, predictability and cash returns

A clear path to extraordinary growth

1 Capitalizing on a **massive** and **rapidly growing market** opportunity

2 Leveraging **The GXO difference** to gain share and deliver outsized top- and bottom-line growth

~$17B[1]
Revenue

8-12%[2]
6-year organic average annual revenue growth range

~$1.6B[12]
Adjusted EBITDA

30%+[2]
FCF conversion

30%+[2]
Operating ROIC

~17%[2]
Adjusted EBITDA CAGR

GXO INVESTOR DAY

1. 2027 Revenue of ~$17B EBITDA of ~$1.6B is based on FX rates of 1.38 and 1.18, 2027 Revenue would be ~$16B and EBITDA would be ~$1.5B at FX rates of 1.22 and 1.06
2. Refer to the 'Non-GAAP Financial Measures' section on slide 2 and Appendix for related information.

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82©2023 GXO Logistics, Inc. Appendix

83©2023 GXO Logistics, Inc. (In millions) Revenue Year Ended December 31, 2021 $ 7,940 Less: Revenue from acquired business (605) Less: Foreign exchange impact (200) Organic revenue(1) at 2017 Foreign exchange rates $ 7,135 Revenue Year Ended December 31, 2017(2) $ 5,229 Organic revenue Compound Annual Growth Rate (CAGR)(1) 8% (1) See the “Non-GAAP Financial Measures” section for additional information. (2) Derived from the consolidated financial statements and accounting records of XPO, Inc. (“XPO”). GXO Logistics, Inc. Reconciliation of GAAP Revenue to Organic Revenue (Unaudited)

GXO Logistics, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited)

	Year Ended December 31,		
	2022	2021	
(In millions)	Midpoint[1]	As Reported	Pro forma[2]
Net income attributable to GXO	$ 194	$ 153	$ 162
Net income attributable to noncontrolling interest	3	8	8
Net income	$ 197	$ 161	$ 170
Interest expense, net	29	21	25
Income tax expense (benefit)	64	(8)	(5)
Depreciation and amortization expense[3]	329	335	335
Transaction and integration costs	61	99	99
Restructuring costs and other	32	4	4
Unrealized (gain) loss on foreign currency options and other	13	(1)	(1)
Adjusted EBITDA[4]	$ 725	$ 611	$ 627
Allocated corporate expense[5]			29
Public company standalone cost[6]			(23)
Pro forma Adjusted EBITDA[2][4]			$ 633
Revenue[7]	$ 8,990	$ 7,940	$ 7,940
Adjusted EBITDA margin[4][8]	8.1 %	7.7 %	8.0 %

(1) Reflects the midpoint of the preliminary estimates for the year ended December 31, 2022, derived from our internal records and based on the most current information available to management. Preliminary results may differ materially from actual results.

(2) Pro forma as prepared under combined financial statements for all periods before August 2, 2021, includes allocated expenses from XPO Corporate.

(3) Includes $68 million, $61 million and $61 million of intangible assets amortization, respectively.

(4) See the "Non-GAAP Financial Measures" section for additional information.

(5) Excludes the impact of adjusted items and allocated interest expense, income tax, depreciation and amortization from XPO Corporate.

(6) Estimated costs of operating GXO as a standalone public company.

(7) For the year ended December 31, 2022, represents the midpoint of an expected range of $8,980 million to $9,000 million.

(8) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue.

GXO INVESTOR DAY

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85©2023 GXO Logistics, Inc. Year Ended (In millions) December 31, 2021 Net cash provided by operating activities $ 455 Less: Payment for purchases of property and equipment (250) Plus: Proceeds from sale of property and equipment 11 Free Cash Flow(1) $ 216 (1) See the “Non-GAAP Financial Measures” section for additional information. GXO Logistics, Inc. Reconciliation of Cash Flows from Operating Activities to Free Cash Flow (Unaudited)

86©2023 GXO Logistics, Inc. Year Ended (In millions) December 31, 2021 Adjusted EBITA(1)(2) $ 374 Less: Cash paid for income taxes (75) Adjusted EBITA(1)(2), net of income taxes paid $ 299 (1) Pro forma as prepared under combined financial statements for all periods before August 2, 2021, includes allocated expenses from XPO Corporate. (2) See the “Non-GAAP Financial Measures” section for additional information. (In millions) December 31, 2021 Total Equity $ 2,390 Plus: Debt 961 Less: Cash and Cash equivalents (333) Less: Goodwill (2,017) Less: Intangible assets, net (257) Invested Capital $ 744 Ratio of Return on Invested Capital(1)(2) 40% (1) The ratio of return on invested capital is calculated as the trailing twelve months adjusted EBITA, net of income taxes paid, divided by invested capital. (2) See the “Non-GAAP Financial Measures” section for additional information. GXO Logistics, Inc. Return on Invested Capital (Unaudited)

87©2023 GXO Logistics, Inc. Year Ended (In millions) December 31, 2021 Adjusted EBITA(1)(2) $ 374 Less: Cash paid for income taxes (75) Adjusted EBITA(1)(2), net of income taxes paid $ 299 (1) Pro forma as prepared under combined financial statements for all periods before August 2, 2021, includes allocated expenses from XPO Corporate. (2) See the “Non-GAAP Financial Measures” section for additional information. (In millions) December 31, 2021 December 31, 2020 Average Total Assets $ 7,271 $ 6,548 $ 6,910 Less: Cash and equivalents (333) (328) (331) Less: Total long-term assets (5,172) (4,712) (4,942) Plus: Property and equipment, net 863 770 817 Less: Total current liabilities (2,329) (1,738) (2,034) Plus: Short-term borrowings and obligations under finance leases 34 58 46 Plus: Current operating lease liabilities 453 332 393 Invested Capital $ 787 $ 930 $ 859 Ratio of Operating Return on Invested Capital(1)(2) 35% (1) The ratio of operating return on invested capital is calculated as the trailing twelve months adjusted EBITA, net of income taxes paid, divided by the average invested capital. (2) See the “Non-GAAP Financial Measures” section for additional information. GXO Logistics, Inc. Operating Return on Invested Capital (Unaudited)

88©2023 GXO Logistics, Inc. Year Ended December 31, 2021 (In millions) Pro forma(1) Net income attributable to GXO $ 162 Net income attributable to noncontrolling interest 8 Net income $ 170 Interest expense, net 25 Income tax benefit (5) Amortization expense 61 Transaction and integration costs 99 Restructuring costs and other 4 Unrealized gain on foreign currency options and other (1) $ 353 Depreciation expense(2) 15 Allocated corporate expense(3) 29 Public company standalone cost(4) (23) Pro forma Adjusted EBITA(1)(5) $ 374 (1) Pro forma as prepared under combined financial statements for all periods before August 2, 2021, includes allocated expenses from XPO Corporate. (2) Allocated depreciation from XPO Corporate for all periods prior to August 2, 2021. (3) Excludes the impact of adjusted items and allocated interest expense, income tax, depreciation and amortization from XPO Corporate. (4) Estimated costs of operating GXO as a standalone public company. (5) See the “Non-GAAP Financial Measures” section for additional information. GXO Logistics, Inc. Reconciliation of Pro forma Net Income to Trailing Twelve Months Pro forma Adjusted EBITA (Unaudited)

89©2023 GXO Logistics, Inc. GXO Logistics, Inc. Liquidity Reconciliation (Unaudited) Reconciliation of Net Debt: (In millions) September 30, 2022 Shor-term debt $ 94 Long-term debt 1,789 Total Debt $ 1,883 Less: Cash and cash equivalents (434) Net debt $ 1,449 Reconciliation of Net Leverage: (In millions) September 30, 2022 Net debt $ 1,449 Trailing twelve months adjusted EBITDA(1) 690 Net Leverage(1) 2.1 x (1) See the “Non-GAAP Financial Measures” section for additional information.

90©2023 GXO Logistics, Inc. GXO Logistics, Inc. Reconciliation of Net Income to Trailing Twelve Months Adjusted EBITDA (Unaudited) Trailing Twelve Year Ended Months Ended Nine Months Ended September 30, December 31, September 30, (In millions) 2022 2021 2021 2022 Net income attributable to GXO $ 151 $ 97 $ 153 $ 207 Net income attributable to noncontrolling interest 3 7 8 4 Net income $ 154 $ 104 $ 161 $ 211 Interest expense, net 19 16 21 24 Income tax expense (benefit) 51 (21) (8) 64 Depreciation and amortization expense 242 259 335 318 Transaction and integration costs 57 82 99 74 Restructuring costs and other 14 5 4 13 Unrealized gain on foreign currency options and other (14) (1) (1) (14) Adjusted EBITDA(1) $ 523 $ 444 $ 611 $ 690 (1) See the “Non-GAAP Financial Measures” section for additional information.